SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2015

BioMarin Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro, San Rafael, California		94901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 506-6700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2015, BioMarin Pharmaceutical Inc. (the “Company”) announced financial results for its second quarter ended June 30, 2015. The Company’s press release issued on August 3, 2015 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In its press release the Company included net loss for the three and six months ended June 30, 2015 and June 30, 2014 and financial guidance for the year ending December 31, 2015, both as determined in accordance with U.S. Generally Accepted Accounting Principles (GAAP), except for non-GAAP net income (loss), which is determined on a non-GAAP basis. In the press release, the non-GAAP net income (loss) is based on GAAP earnings before interest, taxes, depreciation and amortization and further adjusted to also exclude certain non-cash stock compensation expense, non-cash contingent consideration expense and certain other nonrecurring material items (non-GAAP net income (loss)). The reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures is included in the press release attached hereto as Exhibit 99.1.

The Company believes this non-GAAP information is useful to investors, taken in conjunction with the Company’s GAAP information, because it provides additional information regarding the performance of the Company’s core ongoing business, namely the commercial sales of Naglazyme, Vimizim, Kuvan, Aldurazyme and Firdapse and development of its pipeline products. By providing information about both the overall GAAP financial performance and the non-GAAP measures that focus on continuing operations, the Company believes that the additional information enhances investors’ overall understanding of the Company’s business and prospects for the future. Further, the Company uses both GAAP and non-GAAP results and expectations internally for its operating, budgeting and financial planning purposes.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit 99.1 Press Release of the Company dated August 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: August 3, 2015	By:	/s/ G. Eric Davis
G. Eric Davis Senior Vice President, General Counsel